UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 29, 2026

Date of Report (Date of earliest event reported)

Pitney Bowes Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27 Waterview Drive

Shelton, Connecticut 06484

(Address of principal executive offices)

(203) 922-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2026 (the “Amendment Date”), Pitney Bowes Inc. (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to its Credit Agreement, dated as of February 7, 2025 (as amended prior to the date hereof and as further amended by the Amendment, the “Credit Agreement”), among the Company, the other Loan Parties party thereto, the Lenders party thereto and Bank of America, N.A., as administrative agent.

The Amendment, among other changes, reduces the applicable interest rate margin on the Company’s tranche B term loans to 3.00%, in the case of Term SOFR loans, and 2.00%, in the case of Base Rate loans. The total tranche B term loans outstanding under the Credit Agreement as of the Amendment Date of $585.5 million and the maturity and other terms of the tranche B term loans remained unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Amendment is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 30, 2026, the Company issued a press release announcing, among other things, the Company’s entry into the Amendment. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Fifth Amendment to Credit Agreement, dated as of September 29, 2026, among the Company, the other Loan Parties party thereto, the Lenders party thereto and Bank of America, N.A., as administrative agent.

99.1	Press release of Pitney Bowes Inc., dated September 30, 2026.

104	The cover page of Pitney Bowes Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

Date: September 30, 2026	By:	/s/ Lauren Freeman-Bosworth
	Name:	Lauren Freeman-Bosworth
	Title:	Executive Vice President, General Counsel and Corporate Secretary